UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2021

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 6, 2021, FirstEnergy Corp. (“FirstEnergy” or the “Company”), along with FirstEnergy Transmission, LLC, a wholly owned subsidiary of FirstEnergy that primarily owns controlling equity interests of certain of FirstEnergy’s transmission assets (“FET”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with North American Transmission Company II LLC, a controlled investment vehicle entity of Brookfield Infrastructure Partners, an experienced investor in U.S. infrastructure (“Investor”), and Brookfield Super-Core Infrastructure Partners L.P., Brookfield Super-Core Infrastructure Partners (NUS) L.P. and Brookfield Super-Core Infrastructure Partners (ER) SCSp, as guarantors of Investor’s obligations and liabilities thereunder, pursuant to which FET agreed to issue and sell to Investor at the closing (the “Closing”), and Investor agreed to purchase from FET, certain newly issued membership interests of FET, such that Investor will own 19.9% of the issued and outstanding membership interests of FET, for a purchase price of $2,375,000,000.

The purchase price is subject to adjustment based on capital contributions made to FET by FirstEnergy on or after the date of the Purchase Agreement and prior to the Closing.

The issuance of membership interests under the Purchase Agreement is subject to the satisfaction of certain customary conditions described in the Purchase Agreement, including receipt of authorization by the Federal Energy Regulatory Commission and completion of review by the Committee on Foreign Investments in the United States.

The Purchase Agreement contains customary representations and warranties by FirstEnergy, FET and Investor. In addition, each of the parties has agreed to customary covenants, including, among others, the following: (i) each of the parties has agreed to use reasonable best efforts to do all things necessary to satisfy the conditions to the Closing and to consummate the transactions contemplated by the Purchase Agreement in the most expeditious manner possible; (ii) FirstEnergy will use commercially reasonable efforts to conduct the business of FET and its subsidiaries in the ordinary course of business consistent with past practices; and (iii) Investor shall take, or shall cause certain of its affiliates to take, any and all actions required to obtain all required regulatory approvals.

The Purchase Agreement may be terminated: (i) by mutual consent of the parties; (ii) by either Investor or FirstEnergy if the Closing has not occurred within nine months; (iii) by either party, as the case may be, prior to the Closing upon certain material breaches or failures to perform any of the representations, warranties, covenants or agreements by the other party; or (iv) by either party prior to the Closing in the event of a final and non-appealable law or order restraining, enjoining or otherwise prohibiting the Closing in any competent jurisdiction.

Pursuant to the terms of the Purchase Agreement, in connection with the Closing, Investor, FET and FirstEnergy will enter into an Amended and Restated Limited Liability Company Operating Agreement of FET (the “LLC Agreement”). The LLC Agreement, among other things, provides for the governance, exit, capital and distribution, and other arrangements for FET from and following the Closing. Under the LLC Agreement, Investor will be entitled to appoint a number of directors to the board of directors of FET (the “Board”) in approximate proportion to Investor’s ownership percentage in FET (rounded to the next whole number). Upon the Closing, the Board will consist of five directors, one appointed by Investor and four appointed by FirstEnergy. The LLC Agreement contains certain investor protections, including, among other things, requiring Investor approval for FET to take certain major actions. In addition, certain transfer restrictions and other transfer rights apply to Investor and FirstEnergy under the LLC Agreement.

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan,” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the completion of the transactions contemplated by the Purchase Agreement and the recently announced agreement to issue common stock on the anticipated terms and timing or at all, including the receipt of regulatory approvals; the potential liabilities, increased costs and unanticipated developments resulting from governmental investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into on July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations regarding House Bill 6, as passed by Ohio’s 133rd General Assembly, and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the potential of non-compliance with debt covenants in our credit facilities; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, including the final approval by the Public Utilities Commission of Ohio (“PUCO”) of the Unanimous Stipulation and Recommendation filed by the Company and eleven other parties with the PUCO on November 1, 2021; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, maintaining financial flexibility, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, growing earnings, and strengthening our balance sheet through the sale of a minority interest in FET and the common stock issuance; economic and weather conditions affecting future operating results, such as a recession, significant weather events and other natural disasters, and associated regulatory events or actions in response to such conditions; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; the extent and duration of the COVID-19 pandemic and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19, including, but not limited to, disruption of businesses in our territories and governmental and regulatory responses to the pandemic; the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers, contractors and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions, including inflationary pressure, affecting us and/or our customers and those vendors with which we do business; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy’s board of directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 8, 2021

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer